SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 12, 2003
                              (December 10, 2003)

                         COMMISSION FILE NUMBER 0-21061

                         SPEEDCOM WIRELESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                     58-2044990
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NO.
INCORPORATION OR ORGANIZATION)

                         7020 PROFESSIONAL PARKWAY EAST
                               SARASOTA, FL 34240
                                 (941) 907-2300

         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

Item 2. Disposition of Assets

On December 10, 2003, SPEEDCOM Wireless Corporation ("SPEEDCOM") consummated its previously announced sale of substantially all of its assets to P-Com, Inc. ("P-COM"), consisting primarily of SPEEDCOM's fixed broadband equipment business that is commonly known as Wave Wireless Networking. The consideration for the asset purchase consisted of 63,500,000 shares of P-Com Common Stock, which P-Com shall issue to SPEEDCOM following the closing, but no later than ten business days following the closing, subject to the terms and conditions of the Securities Purchase Agreement.

The acquired assets consist of substantially all of the operating and other assets of SPEEDCOM and are used in the fixed broadband equipment business. In addition, certain members of SPEEDCOM's management team and employees were offered employment with P-Com. P-Com intends to continue to use the acquired assets consistent with their use prior to the acquisition. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, incorporated herein by reference. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Sold

(b)  Pro Forma Financial Information

Pursuant to Item 7(a) and 7(b), SPEEDCOM is required to file certain financial statements with respect to the sale of substantially all of its assets to P-Com and certain pro forma financial information. As of the date hereof, it is impractical to provide such financial statements, including the notes thereto, as well as the required pro forma financial information. SPEEDCOM expects to file all such required financial statements and pro forma financial information as soon as it is practicable, but not later than 60 days after the filing date of this Current Report on Form 8-K.

c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 2.1

Asset Purchase Agreement, dated as of June 16, 2003 by and between SPEEDCOM Wireless Corporation and P-Com, Inc., incorporated by reference to the identically numbered exhibit to SPEEDCOM's Preliminary Schedule 14A as filed with the Securities and Exchange Commission on September 12, 2003.

Exhibit 2.2

Closing Memorandum, dated as of December 10, 2003, by and between SPEEDCOM Wireless Corporation and P-Com, Inc.

Exhibit 99.1

SPEEDCOM Wireless Corporation news release, dated December 11, 2003, announcing the completion of its asset sale to P-Com, Inc.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               SPEEDCOM WIRELESS CORPORATION


                               By: /s/ Mark Schaftlein
                                   --------------------
                                   Mark Schaftlein
                                   Chief Financial Officer

Date: December 12, 2003

                                    EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION


2.1 Asset Purchase Agreement, dated as of June 16, 2003 by and between SPEEDCOM Wireless Corporation and P-Com, Inc., incorporated by reference to the identically numbered exhibit to SPEEDCOM's Preliminary Schedule 14A as filed with the Securities and Exchange Commission on September 12, 2003.

2.2 Closing Memorandum, dated as of December 10, 2003 by and between SPEEDCOM Wireless Corporation and P-Com, Inc.

99.1 SPEEDCOM Wireless Corporation news release, dated December 11, 2003, announcing the completion of its asset sale to P-Com, Inc.